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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (Date of earliest event reported):MAY 3, 2001



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)



                 DELAWARE                          001-15423                                76-0312499
         (State of Incorporation)             (Commission File No.)             (I.R.S. Employer Identification No.)



  1450 LAKE ROBBINS DRIVE, SUITE 600
         THE WOODLANDS, TEXAS                                                        77038
(Address of Principal Executive Offices)                                           (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 297-8500


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ITEM 5.  OTHER EVENTS

On May 3, 2001, Grant Prideco, Inc. issued the press release attached as Exhibit
99.1 to this Form 8-K reporting its first quarter 2001 results. On such date, Grant Prideco also issued the press release attached as Exhibit 99.2 relating to the retirement of its Chief Financial Officer.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

99.1     Press Release dated May 3, 2001 relating to First Quarter Earnings

99.2 Press Release dated May 3, 2001 relating to Retirement of Chief Financial Officer

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GRANT PRIDECO, INC.



Date: May 3, 2001                         By: /s/ Philip A. Choyce
                                             -----------------------------------
                                                       Philip A. Choyce
                                              Vice President and General Counsel